MONTHLY TRUST ACTIVITY

A. Trust Level Activity
         Number of Days in Collection Period                                                                              31
         Beginning Principal Receivables Balance                                                            1,924,363,671.69
         Beginning Special Funding Account Balance                                                                      0.00
         Beginning Principal Receivables + SFA Balance                                                      1,924,363,671.69
         Special Funding Account Earnings                                                                               0.00
         Finance Charge Collections                                                                            24,957,295.68
         Interchange Collections                                                                                1,702,713.18
         Collection Account Investment Proceeds                                                                    56,404.06
         Recoveries treated as Finance Charge Collections                                                               0.00
         Total Finance Charge Receivables Collections                                                          26,716,412.92
         Principal Receivables Collections                                                                    181,697,012.24
         Recoveries treated as Principal Collections                                                              862,220.80
         Total Principal Receivables Collections                                                              182,559,233.04
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                        11.06%
         Defaulted Amount (Net of Recoveries)                                                                  10,899,503.58
         Annualized Default Rate                                                                                       6.80%
         Trust Portfolio Yield                                                                                        16.66%
         New Principal Receivables                                                                            129,106,398.68
         Aggregate Account Addition or Removal (Y/N)?                                                                      N
         Date of Addition/Removal                                                                                        n/a
         Principal Receivables at the end of the day of Addition/Removal                                                 n/a
         SFA Balance at the end of the day of Addition/Removal                                                           n/a
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                   n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                   n/a
         Ending Principal Receivables Balance                                                               1,859,826,001.37
         Ending Special Funding Account (SFA) Balance                                                                   0.00
         Ending Principal Receivables + SFA Balance                                                         1,859,826,001.37
         Required Minimum Principal Balance                                                                 1,605,000,000.00
         Transferor Percentage                                                                                        23.99%

                             MONTHLY TRUST ACTIVITY

B. Series Allocations
                                                              Total              1998-2             1998-3
         Group                                                                      1                  1
         Class A Invested Amount                                                  528,000,000.00     528,000,000.00
         Class B Invested Amount                                                  113,000,000.00     113,000,000.00
         Collateral Invested Amount                                                67,000,000.00      67,000,000.00
         Class D Invested Amount                                                   42,000,000.00      42,000,000.00
         Total Invested Amount                              1,500,000,000.00      750,000,000.00     750,000,000.00
         Required Transferor Amount                           105,000,000.00       52,500,000.00      52,500,000.00
         Invested Amount + Req Transf Amount                1,605,000,000.00      802,500,000.00     802,500,000.00
         Series Allocation Percentage                                100.00%              50.00%             50.00%
         Series Allocable Finance Charge Collections                               13,358,206.46      13,358,206.46
         Series Allocable Principal Collections                                    91,279,616.52      91,279,616.52
         Series Allocable Defaulted Amounts                                         5,449,751.79       5,449,751.79
         Series Allocable Servicing Fee                                             1,250,000.00       1,250,000.00
         In Revolving Period?                                                                  Y                  Y
         Available for Shared Principal Collections           150,796,914.95       75,398,457.47      75,398,457.47
         Principal Shortfall                                            0.00                0.00               0.00
         Allocation of Shared Principal Collections                     0.00                0.00               0.00
         FC Available for other Excess Allocation Series                0.00                0.00               0.00
         Finance Charge Shortfall                               3,793,920.35        1,896,959.86       1,896,960.48
         Allocation of Excess Finance Charge Collections                0.00                0.00               0.00


B. Series Allocations
         Amounts Due                                                             1998-2             1998-3
                          Principal Allocation Percentage                                 77.95%             77.95%
                          Floating Allocation Percentage                                  77.95%             77.95%
                          Class A Certificate Rate                                      5.89250%           5.92250%
                          Class B Certificate Rate                                      6.10250%           6.15250%
                          CIA Certificate Rate                                          6.66750%           6.76750%
                          CIA Secured Loan Spread Rate                                  6.41750%           6.51750%
                          Class D Certificate Rate                                        0.000%             0.000%
                          Class A Interest                                          2,419,853.33       2,432,173.33
                          Class B Interest                                            536,341.94         540,736.39
                          Collateral Monthly Interest                                 345,972.73         351,183.84
                          Class D Interest                                                  0.00               0.00
                          Investor Monthly Interest                                 3,302,168.00       3,324,093.56
                          Investor Default Amount (Net of Recoveries)               4,247,964.04       4,247,964.04
                          Interchange Collections                                     663,614.11         663,614.11
                          0.75% of Interchange                                        468,750.00         468,750.00
                          Servicer Interchange                                        468,750.00         468,750.00
                          Monthly Servicing Fee (Before Adjustments)                1,250,000.00       1,250,000.00
                              Interchange Adjustment                                        0.00               0.00
                              SFA Adjustment                                                0.00               0.00
                          Monthly Servicing Fee (After Adjustments)                 1,250,000.00       1,250,000.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3
         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00          750,000,000.00
         Principal Collections                                142,300,986.86           71,150,493.43           71,150,493.43
         Finance Charge Collections                            20,824,867.97           10,412,433.98           10,412,433.98
         Investor Monthly Interest                              6,626,261.56            3,302,168.00            3,324,093.56
         Investor Default Amount                                8,495,928.09            4,247,964.04            4,247,964.04
         Monthly Servicing Fee                                  2,500,000.00            1,250,000.00            1,250,000.00
         Total Amount Due                                      17,622,189.65            8,800,132.04            8,822,057.60
         Excess Before Reallocation                             3,202,678.32            1,612,301.94            1,590,376.38
         Reallocation of Finance Charge Collections                                       -10,962.78               10,962.78
         Dollars of Excess Spread                               3,202,678.32            1,601,339.16            1,601,339.16
         Percentage Excess Spread                                      2.56%                   2.56%                   2.56%
         Reallocated Finance Charge Collections                20,824,867.97           10,401,471.20           10,423,396.76

                             MONTHLY TRUST ACTIVITY

C. Group 2 Allocations
                                                                       Total
         Beginning Invested Amount After Giving                         0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                          0.00
         Finance Charge Collections                                     0.00
         Investor Monthly Interest                                      0.00
         Investor Default Amount                                        0.00
         Monthly Servicing Fee                                          0.00
         Total Amount Due                                               0.00
         Excess Before Reallocation                                     0.00
         Reallocation of Finance Charge Collections
         Dollars of Excess Spread                                       0.00
         Percentage Excess Spread                                        n/a
         Reallocated Finance Charge Collections                         0.00

D. Trust Performance
         30-59 Days Delinquent                                 34,487,220.61
         60-89 Days Delinquent                                 20,917,279.98
         90+ Days Delinquent                                   42,898,861.23
         Total 30+ Days Delinquent                             98,303,361.82





                                        The First National Bank of Atlanta
                                        d/b/a Wachovia Bank Card Services
                                            as Servicer


                                        by:
                                            Name:  Tammy L. Joyce
                                            Title:  Assistant Vice President

                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                               18-Jan-00
Current Payment Date                            15-Feb-00
Actual / 360 Days                                   28                 28                     28                   28
30 / 360 Days                                       27                 27                     27                   27
Fixed / Floating                                 Floating           Floating               Floating             Floating

                                                 Class A             Class B          Collateral Invested       Class D
                                                                                            Amount
Certificate Rate                                      5.89250%           6.10250%                6.66750%           0.000%
Secured Loan Spread Rate (Applies to CIA only)                                                   6.41750%
Initial Balance                                 528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00
Required Transferor Amount
Total Initial Amount

Beginning Outstanding Amount                    528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00
Ending Outstanding Amount                       528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00

Beginning Invested Amount                       528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00
Ending Invested Amount                          528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00

Beginning Adjusted Invested Amount              528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00
Ending Adjusted Invested Amount                 528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00

Principal Allocation Percentage                         70.40%             15.07%                   8.93%            5.60%
Floating Allocation Percentage                          70.40%             15.07%                   8.93%            5.60%
Principal Collections                            50,089,947.37      10,720,007.68            6,356,110.75     3,984,427.63
Realloc Finance Charge Collections                7,322,635.73       1,567,154.99              929,198.09       582,482.39
YSA Draw
YSA Investment Proceeds
Realloc Finance Charge plus YSA Draw              7,322,635.73       1,567,154.99              929,198.09       582,482.39
Monthly Interest                                  2,419,853.33         536,341.94              345,972.73             0.00
Investor Default Amount (Net)                     2,990,566.69         640,026.58              379,484.79       237,885.99
Monthly Servicing Fee                               880,000.00         188,333.33              111,666.67        70,000.00
Total Due                                         6,290,420.02       1,364,701.86              837,124.18       307,885.99




Last Payment Date
Current Payment Date
Actual / 360 Days
30 / 360 Days
Fixed / Floating

                                                        Total

Certificate Rate
Secured Loan Spread Rate (Applies to CIA only)
Initial Balance                                   750,000,000.00
Required Transferor Amount                         52,500,000.00
Total Initial Amount                              802,500,000.00

Beginning Outstanding Amount                      750,000,000.00
Ending Outstanding Amount                         750,000,000.00

Beginning Invested Amount                         750,000,000.00
Ending Invested Amount                            750,000,000.00

Beginning Adjusted Invested Amount                750,000,000.00
Ending Adjusted Invested Amount                   750,000,000.00

Principal Allocation Percentage                          100.00%
Floating Allocation Percentage                           100.00%
Principal Collections                              71,150,493.43
Realloc Finance Charge Collections                 10,401,471.20
YSA Draw                                                    0.00
YSA Investment Proceeds                                     0.00
Realloc Finance Charge plus YSA Draw               10,401,471.20
Monthly Interest                                    3,302,168.00
Investor Default Amount (Net)                       4,247,964.04
Monthly Servicing Fee                               1,250,000.00
Total Due                                           8,800,132.05


Reallocated Investor Fin Charge Coll + YSA Draw +
PFA Inv Proceeds + Reserve Fund Releases           10,401,471.20
Series Adjusted Portfolio Yield                             9.85%
Base Rate                                                   7.66%

                                  Series 1998-2
Series Parameters
                         Revolving Period (Y/N)                                              Y
                         Accumulation Period (Y/N)                                           N
                         Early Amortization (Y/N)                                            N
                         Controlled Accumulation Period                                    12.00
                         FNBA is Servicer                                                    Y
                         Paydown Excess CIA (Y/N)                                            Y
                         Paydown Excess Class D (Y/N)                                        Y
                         Controlled Accumulation Amount                                     53,416,666.67
                         Controlled Deposit Amount                                          53,416,666.67
                         Ending Controlled Deposit Amount Shortfall                                  0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                 0.00
                         Principal Funding Account Deposit                                           0.00
                         Ending Principal Funding Account Balance                                    0.00
                         Principal Funding Investment Proceeds                                       0.00

                         Yield Supplement Account Beginning Balance                                  0.00
                         Yield Supplement Account Release                                            0.00
                         Yield Supplement Account Ending Balance                                     0.00

                         Reserve Account Beginning Balance                                           0.00
                         Required Reserve Account Amount                                             0.00
                         Funds Deposited into Reserve Account                                        0.00
                         Ending Reserve Account Balance                                              0.00

C. Certificate Balances and Distributions
                                                           Class A             Class B         CIA               Class D
                          Beginning Balance               528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00
                         Interest Distributions             2,419,853.33         536,341.94       345,972.73             0.00
                               PFA Deposits                         0.00
                         Principal Distributions                    0.00               0.00             0.00             0.00
                         Total Distributions                2,419,853.33         536,341.94       345,972.73             0.00
                         Ending Certificate Balance       528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00
                                Pool Factor                      100.00%            100.00%          100.00%          100.00%
                         Total Distribution Per $1,000            4.5831             4.7464           5.1638           0.0000
                         Interest Distribution Per $1,000         4.5831             4.7464           5.1638           0.0000
                         Principal Distribution per $1,000        0.0000             0.0000           0.0000           0.0000
    Total
750,000,000.00
  3,302,168.00
          0.00
          0.00
  3,302,168.00
750,000,000.00

                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:
                       1 Total amount of the distribution:                                                    2,419,853.33
                       2 Amount of the distribution in respect of Class A Monthly Interest:                   2,419,853.33
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                       5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                0.00
                       2 Amount of Class A Investor Charge-Offs                                                       0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                       0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                  536,341.94
                       2 Amount of the distribution in respect of Class B monthly interest:                     536,341.94
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                       4 Amount of the distribution in respect of Class B additional interest:                        0.00
                       5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                          0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                    0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                               0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                     Page 6

                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                            345,972.73
                       2 Amount distributed in respect of Collateral Monthly Interest:                          345,972.73
                       3 Amount distributed in respect of Collateral Additional Interest:                             0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                          0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                  0.00
                       2 The total amount reimbursed in respect of such reductions in the                             0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)               10,401,471.20
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.) 8,800,132.05
                       3 Spread Account Requirement per Loan Agreement                                        3,498,299.02
                       4 Finance Charge Shortfall                                                             1,896,959.86
                       5 Available for Other Excess Allocation Series                                                 0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                   Available          Due                 Paid          Shortfall
                       1 Allocated Class A Available Funds           7,322,635.73
                         a Reserve Account Release                           0.00
                         b PFA Investment Earnings                           0.00
                         c Class A Available Funds                   7,322,635.73

                       2 Class A Available Funds                     7,322,635.73
                         a Class A Monthly Interest                                  2,419,853.33     2,419,853.33             0.00
                         b Class A Servicing Fee                                       880,000.00       880,000.00             0.00
                         c Class A Investor Default Amount                           2,990,566.69     2,990,566.69             0.00
                         d Class A Excess                            1,032,215.71

                       3 Class B Available Funds                     1,567,154.99
                         a Class B Monthly Interest                                    536,341.94       536,341.94             0.00
                         b Class B Servicing Fee                                       188,333.33       188,333.33             0.00
                         c Class B Excess                              842,479.72

                       4 Collateral Available Funds                    929,198.09
                         a Collateral Servicing Fee                                    111,666.67       111,666.67             0.00
                         b Collateral Excess                           817,531.43

                       5 Class D Available Funds                       582,482.39
                         a Class D Servicing Fee                                        70,000.00        70,000.00             0.00
                         b Class D Excess                              512,482.39

                       6 Total Excess Spread                         3,204,709.24

                                     Page 7

                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                   Available        Due                 Paid          Shortfall
                       1 Available Excess Spread                     3,204,709.24
                       2 Excess Fin Charge Coll                              0.00
                              from Other Series
                       3 Available Funds                             3,204,709.24
                       4 Class A Required Amount Shortfalls                                  0.00             0.00             0.00
                       5 Class B Defaults                                              640,026.58       640,026.58             0.00
                       6 Monthly Servicing Fee Shortfalls                                    0.00             0.00             0.00
                       7 Collateral Monthly Interest                                   345,972.73       345,972.73             0.00
                       8 Collateral Default Amount                                     379,484.79       379,484.79             0.00
                       9 Reserve Account Deposit                                             0.00             0.00             0.00
                      10 Class D Monthly Interest                                            0.00             0.00             0.00
                      11 Class D Default Amount                                        237,885.99       237,885.99             0.00
                      12 Other CIA Amounts Owed                                      3,498,299.02     1,601,339.16     1,896,959.86
                      13 Excess Fin Coll for Other Series                                    0.00             0.00             0.00
                      14 Excess Spread                                       0.00
                      15 Writedowns
                                          a Class A                          0.00
                                          b Class B                          0.00
                                          c CIA                              0.00
                                          d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                              71,150,493.43
                       2 Principal Required to Fund the Required Amount                              0.00
                       3 Shared Principal Collections from other Series                              0.00
                       4 Other Amounts Treated as Principal Collections                      4,247,964.04
                       5 Available Principal Collections                                    75,398,457.47

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                         67,000,000.00
                       2 Required Collateral Invested Amount                                67,000,000.00
                       3 Amount used to pay Excess CIA                                               0.00
                       4 Available Principal Collections                                    75,398,457.47

                       5 Class D                                                            42,000,000.00
                       6 Required Class D                                                   42,000,000.00
                       7 Amount used to pay Excess Class D                                           0.00
                       8 Available Principal Collections                                    75,398,457.47

                                 Series 1998-2

O. Application of Principal Collections during the Accumulation Period
                       1 Available Principal Collections                                                     75,398,457.47
                                          a Controlled Deposit Amount                                                 0.00
                                          b Minimum of Avail Prin Coll and CDA                                        0.00
                                          c Controlled Deposit Amount Shortfall                                       0.00
                                          d Amount Deposited in PFA for Class A                                       0.00
                                          e Draw from PFA to pay Class A Principal                                    0.00
                                          f Class A Adjusted Invested Amount                                528,000,000.00

                       2 Remaining Principal Collections Available                                           75,398,457.47
                                          a Remaining PFA Balance                                                     0.00
                                          b Beginning Class B Outstanding Amount                            113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                      113,000,000.00
                                          d Amount Deposited in PFA for Class B                                       0.00
                                          e Draw from PFA to pay Class B Principal                                    0.00
                                          f Class B Adjusted Invested Amount                                113,000,000.00

                       3 Remaining Principal Collections Available                                           75,398,457.47
                                          a Remaining CIA Amount                                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c CIA at the end of the Period                                     67,000,000.00

                       4 Remaining Principal Collections Available                                           75,398,457.47
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

                         Class A Principal Paid to Investors                                                          0.00
                         Class B Principal Paid to Investors                                                          0.00
                         CIA Principal Paid to Investors                                                              0.00
                         Class D Principal Paid to Investors                                                          0.00
                         Ending Class A Outstanding Amount                                                  528,000,000.00
                         Ending Class B Outstanding Amount                                                  113,000,000.00
                         Ending CIA Outstanding Amount                                                       67,000,000.00
                         Ending Class D Outstanding Amount                                                   42,000,000.00

                       5 Shared Principal Collections                                                        75,398,457.47

                                     Page 9

                                 Series 1998-2

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                              0.00
                                          a Remaining Class A Adjusted Invested Amount                      528,000,000.00
                                          b Principal Paid to Class A                                                 0.00
                                          c End of Period Class A Adjusted Invested Amount                  528,000,000.00

                       2 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class B Adjusted Invested Amount                      113,000,000.00
                                          b Principal Paid to Class B                                                 0.00
                                          c End of Period Class B Adjusted Invested Amount                  113,000,000.00

                       3 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Collateral Invested Amount                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c Collateral Invested Amount at the end of the Period              67,000,000.00

                       4 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                  7.66%
                                          b Prior Monthly Period                                    8.30%
                                          c Second Prior Monthly Period                             7.32%

                         Three Month Average Base Rate                                                               7.76%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                  9.85%
                                          b Prior Monthly Period                                   10.90%
                                          c Second Prior Monthly Period                            11.08%

                         Three Month Average Series Adjusted Portfolio Yield                                        10.61%

                       3 Excess Spread
                                          a Current Monthly Period                                  2.18%
                                          b Prior Monthly Period                                    2.60%
                                          c Second Prior Monthly Period                             3.76%

                         Three Month Average Excess Spread                                                           2.85%

                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                18-Jan-00
Current Payment Date                             15-Feb-00
Actual / 360 Days                                    28                 28                    28                    28
30 / 360 Days                                        27                 27                    27                    27
Fixed / Floating                                  Floating           Floating              Floating              Floating

                                                  Class A             Class B         Collateral Invested        Class D
                                                                                            Amount
Certificate Rate                                       5.92250%           6.15250%                  6.76750%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                                      6.51750%
Initial Balance                                  528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Required Transferor Amount
Total Initial Amount

Beginning Outstanding Amount                     528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Ending Outstanding Amount                        528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00

Beginning Invested Amount                        528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Ending Invested Amount                           528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00

Beginning Adjusted Invested Amount               528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00
Ending Adjusted Invested Amount                  528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00

Principal Allocation Percentage                          70.40%             15.07%                     8.93%            5.60%
Floating Allocation Percentage                           70.40%             15.07%                     8.93%            5.60%
Principal Collections                             50,089,947.37      10,720,007.68              6,356,110.75     3,984,427.63
Realloc Finance Charge Collections                 7,338,071.32       1,570,458.45                931,156.78       583,710.22
YSA Draw
YSA Investment Proceeds
Realloc Finance Charge plus YSA Draw               7,338,071.32       1,570,458.45                931,156.78       583,710.22
Monthly Interest                                   2,432,173.33         540,736.39                351,183.84             0.00
Investor Default Amount (Net)                      2,990,566.69         640,026.58                379,484.79       237,885.99
Monthly Servicing Fee                                880,000.00         188,333.33                111,666.67        70,000.00
Total Due                                          6,302,740.02       1,369,096.30                842,335.29       307,885.99




A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date
Current Payment Date
Actual / 360 Days
30 / 360 Days
Fixed / Floating


                                                      Total
Certificate Rate
Secured Loan Spread Rate (Applies to CIA only)
Initial Balance                                    750,000,000.00
Required Transferor Amount                          52,500,000.00
Total Initial Amount                               802,500,000.00

Beginning Outstanding Amount                       750,000,000.00
Ending Outstanding Amount                          750,000,000.00

Beginning Invested Amount                          750,000,000.00
Ending Invested Amount                             750,000,000.00

Beginning Adjusted Invested Amount                 750,000,000.00
Ending Adjusted Invested Amount                    750,000,000.00

Principal Allocation Percentage                            100.00%
Floating Allocation Percentage                             100.00%
Principal Collections                               71,150,493.43
Realloc Finance Charge Collections                  10,423,396.76
YSA Draw                                                     0.00
YSA Investment Proceeds                                      0.00
Realloc Finance Charge plus YSA Draw                10,423,396.76
Monthly Interest                                     3,324,093.56
Investor Default Amount (Net)                        4,247,964.04
Monthly Servicing Fee                                1,250,000.00
Total Due                                            8,822,057.60



Reallocated Investor Fin Charge Coll + YSA
Draw + PFA Inv Proceeds + Reserve
Fund Releases                                       10,423,396.76
Series Adjusted Portfolio Yield                              9.88%
Base Rate                                                    7.70%

                                 Series 1998-3

Series Parameters
                         Revolving Period (Y/N)                                                Y
                         Accumulation Period (Y/N)                                             N
                         Early Amortization (Y/N)                                              N
                         Controlled Accumulation Period                                      12.00
                         FNBA is Servicer                                                      Y
                         Paydown Excess CIA (Y/N)                                              Y
                         Paydown Excess Class D (Y/N)                                          Y
                         Controlled Accumulation Amount                                        53,416,666.67
                         Controlled Deposit Amount                                             53,416,666.67
                         Ending Controlled Deposit Amount Shortfall                                     0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                    0.00
                         Principal Funding Account Deposit                                              0.00
                         Ending Principal Funding Account Balance                                       0.00
                         Principal Funding Investment Proceeds                                          0.00

                         Yield Supplement Account Beginning Balance                                     0.00
                         Yield Supplement Account Release                                               0.00
                         Yield Supplement Account Ending Balance                                        0.00

                         Reserve Account Beginning Balance                                              0.00
                         Required Reserve Account Amount                                                0.00
                         Funds Deposited into Reserve Account                                           0.00
                         Ending Reserve Account Balance                                                 0.00

C. Certificate Balances and Distributions
                                          Class A             Class B              CIA                Class D            Total
            Beginning Balance             528,000,000.00     113,000,000.00        67,000,000.00    42,000,000.00    750,000,000.00
          Interest Distributions            2,432,173.33         540,736.39           351,183.84             0.00      3,324,093.56
                 PFA Deposits                       0.00                                                                       0.00
          Principal Distributions                   0.00               0.00                 0.00             0.00              0.00
          Total Distributions               2,432,173.33         540,736.39           351,183.84             0.00      3,324,093.56
          Ending Certificate Balance      528,000,000.00     113,000,000.00        67,000,000.00    42,000,000.00    750,000,000.00
                  Pool Factor                     100.00%            100.00%              100.00%          100.00%
          Total Distribution Per $1,000           4.6064             4.7853               5.2415           0.0000
          Interest Distribution Per $1,000        4.6064             4.7853               5.2415           0.0000
          Principal Distribution Per $1,000       0.0000             0.0000               0.0000           0.0000

                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                       2,432,173.33
                       2 Amount of the distribution in respect of Class A Monthly Interest:                      2,432,173.33
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                       5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                       2 Amount of Class A Investor Charge-Offs                                                          0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                          0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     540,736.39
                       2 Amount of the distribution in respect of Class B monthly interest:                        540,736.39
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                       4 Amount of the distribution in respect of Class B additional interest:                           0.00
                       5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                             0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                       0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                  0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                    Page 13

                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                               351,183.84
                       2 Amount distributed in respect of Collateral Monthly Interest:                             351,183.84
                       3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                       2 The total amount reimbursed in respect of such reductions in the                                0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  10,423,396.76
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    8,822,057.60
                       3 Spread Account Requirement per Loan Agreement                                           3,498,299.64
                       4 Finance Charge Shortfall                                                                1,896,960.48
                       5 Available for Other Excess Allocation Series                                                    0.00


K. Application of Reallocated Investor Finance Charge Collections.

                                                                Available            Due                  Paid           Shortfall
                       1 Allocated Class A Available Funds      7,338,071.32
                         a Reserve Account Release                      0.00
                         b PFA Investment Earnings                      0.00
                         c Class A Available Funds              7,338,071.32

                       2 Class A Available Funds                7,338,071.32
                         a Class A Monthly Interest                                 2,432,173.33     2,432,173.33            0.00
                         b Class A Servicing Fee                                      880,000.00       880,000.00            0.00
                         c Class A Investor Default Amount                          2,990,566.69     2,990,566.69            0.00
                         d Class A Excess                       1,035,331.30

                       3 Class B Available Funds                1,570,458.45
                         a Class B Monthly Interest                                   540,736.39       540,736.39            0.00
                         b Class B Servicing Fee                                      188,333.33       188,333.33            0.00
                         c Class B Excess                         841,388.72

                       4 Collateral Available Funds               931,156.78
                         a Collateral Servicing Fee                                   111,666.67       111,666.67            0.00
                         b Collateral Excess                      819,490.11

                       5 Class D Available Funds                  583,710.22
                         a Class D Servicing Fee                                       70,000.00        70,000.00            0.00
                         b Class D Excess                         513,710.22

                       6 Total Excess Spread                    3,209,920.35


                                    Page 14

                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                              Available          Due                  Paid              Shortfall
                       1 Available Excess Spread                3,209,920.35
                       2 Excess Fin Charge Coll                         0.00
                              from Other Series
                       3 Available Funds                        3,209,920.35
                       4 Class A Required Amount Shortfalls                                0.00             0.00              0.00
                       5 Class B Defaults                                            640,026.58       640,026.58              0.00
                       6 Monthly Servicing Fee Shortfalls                                  0.00             0.00              0.00
                       7 Collateral Monthly Interest                                 351,183.84       351,183.84              0.00
                       8 Collateral Default Amount                                   379,484.79       379,484.79              0.00
                       9 Reserve Account Deposit                                           0.00             0.00              0.00
                      10 Class D Monthly Interest                                          0.00             0.00              0.00
                      11 Class D Default Amount                                      237,885.99       237,885.99              0.00
                      12 Other CIA Amounts Owed                                    3,498,299.64     1,601,339.16      1,896,960.48
                      13 Excess Fin Coll for Other Series                                  0.00             0.00              0.00
                      14 Excess Spread                                  0.00
                      15 Writedowns
                                           a Class A                    0.00
                                           b Class B                    0.00
                                           c CIA                        0.00
                                           d Class D                    0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                                 71,150,493.43
                       2 Principal Required to Fund the Required Amount                                 0.00
                       3 Shared Principal Collections from other Series                                 0.00
                       4 Other Amounts Treated as Principal Collections                         4,247,964.04
                       5 Available Principal Collections                                       75,398,457.47

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                            67,000,000.00
                       2 Required Collateral Invested Amount                                   67,000,000.00
                       3 Amount used to pay Excess CIA                                                  0.00
                       4 Available Principal Collections                                       75,398,457.47

                       5 Class D                                                               42,000,000.00
                       6 Required Class D                                                      42,000,000.00
                       7 Amount used to pay Excess Class D                                              0.00
                       8 Available Principal Collections                                       75,398,457.47

                                 Series 1998-3

O. Application of Principal Collections during the Accumulation Period
                       1 Available Principal Collections                                                        75,398,457.47
                                           a Controlled Deposit Amount                                                   0.00
                                           b Minimum of Avail Prin Coll and CDA                                          0.00
                                           c Controlled Deposit Amount Shortfall                                         0.00
                                           d Amount Deposited in PFA for Class A                                         0.00
                                           e Draw from PFA to pay Class A Principal                                      0.00
                                           f Class A Adjusted Invested Amount                                  528,000,000.00

                       2 Remaining Principal Collections Available                                              75,398,457.47
                                           a Remaining PFA Balance                                                       0.00
                                           b Beginning Class B Outstanding Amount                              113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount                        113,000,000.00
                                           d Amount Deposited in PFA for Class B                                         0.00
                                           e Draw from PFA to pay Class B Principal                                      0.00
                                           f Class B Adjusted Invested Amount                                  113,000,000.00

                       3 Remaining Principal Collections Available                                              75,398,457.47
                                           a Remaining CIA Amount                                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c CIA at the end of the Period                                       67,000,000.00

                       4 Remaining Principal Collections Available                                              75,398,457.47
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

                         Class A Principal Paid to Investors                                                             0.00
                         Class B Principal Paid to Investors                                                             0.00
                         CIA Principal Paid to Investors                                                                 0.00
                         Class D Principal Paid to Investors                                                             0.00
                         Ending Class A Outstanding Amount                                                     528,000,000.00
                         Ending Class B Outstanding Amount                                                     113,000,000.00
                         Ending CIA Outstanding Amount                                                          67,000,000.00
                         Ending Class D Outstanding Amount                                                      42,000,000.00

                       5 Shared Principal Collections                                                           75,398,457.47

                                    Page 16

                                 Series 1998-3

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                 0.00
                                           a Remaining Class A Adjusted Invested Amount                        528,000,000.00
                                           b Principal Paid to Class A                                                   0.00
                                           c End of Period Class A Adjusted Invested Amount                    528,000,000.00

                       2 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class B Adjusted Invested Amount                        113,000,000.00
                                           b Principal Paid to Class B                                                   0.00
                                           c End of Period Class B Adjusted Invested Amount                    113,000,000.00

                       3 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Collateral Invested Amount                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c Collateral Invested Amount at the end of the Period                67,000,000.00

                       4 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                           a Current Monthly Period                                    7.70%
                                           b Prior Monthly Period                                      8.33%
                                           c Second Prior Monthly Period                               7.36%

                         Three Month Average Base Rate                                                                  7.80%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                                    9.88%
                                           b Prior Monthly Period                                     10.94%
                                           c Second Prior Monthly Period                              11.12%

                         Three Month Average Series Adjusted Portfolio Yield                                           10.65%

                       3 Excess Spread
                                           a Current Monthly Period                                    2.18%
                                           b Prior Monthly Period                                      2.61%
                                           c Second Prior Monthly Period                               3.76%

                         Three Month Average Excess Spread                                                              2.85%

                                    Page 17